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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   July 24, 1997



                           Smith Barney Holdings Inc.
             (Exact name of registrant as specified in its charter)


  Delaware                           1-12484                  06-1274088
  --------------                ----------------             -------------
  (State or other                  (Commission               (IRS Employer
  jurisdiction of                  File Number)             Identification No.)
  incorporation)

         388 Greenwich Street,   New York, NY                      10013
         (Address of principal executive offices)            (Zip Code)

                                 (212) 816-6000
              (Registrant's telephone number, including area code)
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                           SMITH BARNEY HOLDINGS INC.
                           CURRENT REPORT ON FORM 8-K




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  Exhibits:

     Exhibit No.           Description                                                   Page
     -----------           -----------                                                   ----
            1.01           Distribution Agreement, dated July 24, 1997, between
                           the Company and Smith Barney Inc., relating to the
                           offer and sale of the Company's Medium-Term Notes,
                           Thrid Series, Due Nine Months or More from Date of
                           Issue.

            4.01           Form of Fixed Rate Note for the Company's Medium-
                           Term Notes, Third Series, Due Nine Months or More from Date of Issue.

            4.02           Form of Floating Rate Note for the Company's
                           Medium-Term Notes, Third Series, Due Nine Months or More from Date of Issue.

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 24, 1997                  SMITH BARNEY HOLDINGS INC.


                                             By: /s/ Mark I. Kleinman
                                                 -------------------------------
                                                  Mark I. Kleinman
                                                  Executive Vice President and
                                                  Treasurer